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                                                                  EXHIBIT 31

                    Chief Executive Officer Certification

I, Philip R. Schwab, certify that:

1. I have reviewed this quarterly report on Form 10-Q of the Cornerstone Mortgage Investment Group II, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3. Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods presented in this quarterly report.

4. The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the Company and have;
         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company is made known to us by others within those entities, particularly during the period in which this report is being prepared.
         b) evaluate the effectiveness of the Company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation and
         c) disclosed in this report any change in the Company's internal control over financial reporting that occurred during the Company's second quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

5. The Company's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the Executive Committee:
         a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information.
         b) any fraud, whether or not material, that involves management or other associates who have a significant role in the Company's internal control over financial reporting.

                                                    /s/ Philip R. Schwab
                                                    -----------------------
                                                    Philip R. Schwab
                                                    Chief Executive Officer
                                                    August 11, 2003




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
                                                                  EXHIBIT 31

                    Chief Financial Officer Certification

I, John C. Heisler, certify that:

1. I have reviewed this quarterly report on Form 10-Q of the Cornerstone Mortgage Investment Group II, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3. Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods presented in this quarterly report.

4. The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the Company and have;
         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company is made known to us by others within those entities, particularly during the period in which this report is being prepared.
         b) evaluate the effectiveness of the Company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation and
         c) disclosed in this report any change in the Company's internal control over financial reporting that occurred during the Company's second quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

5. The Company's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the Executive Committee:
         a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information.
         b) any fraud, whether or not material, that involves management or other associates who have a significant role in the Company's internal control over financial reporting.

                                                    /s/ John C. Heisler
                                                    -----------------------
                                                    John C. Heisler
                                                    Chief Financial Officer
                                                    August 11, 2003